SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549

                           --------------------

                              AMENDMENT NO. 2
                                     TO
                                  FORM 8-K
                               ON FORM 8-K/A

                        AMENDMENT TO CURRENT REPORT

                   PURSUANT TO SECTION 13 OR 15(D) OF THE
                      SECURITIES EXCHANGE ACT OF 1934



                             November 3, 1998
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                     (Date of earliest event reported)




                      Marsh & McLennan Companies, Inc.
           -----------------------------------------------------
           (Exact name of registrant as specified in its charter)






    Delaware                 1-5998                         36-266-8272
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 (State or other          (Commission                     (IRS Employer
  jurisdiction of          File Number)                 Identification No.)
  incorporation)




 1166 Avenue of the Americas, New York, New York          10036
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 (Address of principal executive offices)               (Zip Code)




                               (212) 345-5000
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            (Registrant's telephone number, including area code)


                          Exhibit Index at page 6


      The undersigned registrant, Marsh & McLennan Companies, Inc. (the "Registrant") hereby amends the following items, financial statements, exhibits, or other portions of the Current Report on Form 8-K filed by the Registrant on December 23, 1998 (the "Original Form 8-K Filing") as set forth below.

 ITEM 2.   ACQUISITION AND DISPOSITION OF ASSETS.

      On November 12, 1998, the Registrant filed a Current Report on Form 8- K reporting its acquisition of ordinary shares (the "Ordinary Shares") and 7.25% Convertible Bonds 2008 (the "Convertible Bonds") of Sedgwick Group plc ("Sedgwick") and stated that it would file no later than January 15, 1999, historical financial statements for Sedgwick and pro forma financial information for the Registrant giving effect to the acquisition. Such financial information was filed in the Original Form 8-K Filing and is amended in part hereby.

      Subsequent to the issuance of the Company's 1997 consolidated financial statements, management determined that certain costs which were accrued in connection with the 1997 acquisition of Johnson & Higgins and certain London real estate consolidations should be expensed as incurred. Consequently, the 1997 results of operations presented herein have been restated to reflect a $53 million reduction in the special charges originally reported. The effect of this restatement was to increase 1997 net income and retained earnings by $34.8 million and to increase basic net income per share and diluted net income per share by $.14 per share.

 Information Concerning Forward-Looking Statements

      This report contains certain statements relating to future results which are forward-looking statements as that term is defined in the Private Securities Litigation Reform Act of 1995. Such statements may include, without limitation, discussions concerning revenue and expense growth, cost savings and efficiencies expected from the integration of Sedgwick. Please refer to the Registrant's 1997 Annual Report on Form 10-K/A and its Quarterly Reports on Form 10-Q under "Information Concerning Forward- Looking Statements" for specific factors which would cause actual results to differ materially from such forward-looking statements.

 ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
 EXHIBITS.

      (a)  Financial Statements of Business Acquired.

           The audited financial statements of Sedgwick for the year ended December 31, 1997 and the unaudited financial statements for the nine-months ended September 30, 1998 are filed as Exhibits 99.1 and 99.2 to the Original Form 8-K Filing and are not being filed herewith.

      (b)  Pro Forma Financial Information.

           The Registrant hereby amends the pro forma financial data required to be filed herewith and restates such items in their entirety as
 Exhibit 99.3 hereto.



                                 SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                               MARSH & MCLENNAN COMPANIES, INC.



                               By:  /s/ Gregory Van Gundy
                                  -----------------------------------
                                  Name: Gregory Van Gundy
                                  Title: Secretary



 Date: March 31, 1999





                               EXHIBIT INDEX

 Exhibit No.                   Exhibit
 -----------                   -------

 99.3             Unaudited Pro Forma Condensed Combined Financial
                  Statements.